Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Amended Quarterly Report of Pineapple Express Cannabis Company (the “Company”), on Form 10-Q/A for the quarter ended April 30, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Franjose Yglesias, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)Such Quarterly Report on Form 10-Q/A for the quarter ended April 30, 2025, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in such Quarterly Report on Form 10-Q/A for the quarter ended April 30, 2025, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 26, 2025	By:	/s/ Franjose Yglesias
Franjose Yglesias
Principal Financial Officer and Principal Accounting Officer
Pineapple Express Cannabis Company